EXHIBIT 32.1

CERTIFICATION FOR QUARTERLY REPORTS ON FORM 10-QSB

In connection with the quarterly report of Solpower Corporation. (the “Company”) on Form 10-QSB for the quarter ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James H. Hirst, , Chief Executive Officer, President, Director and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in material respects, the financial condition and results of operations of the Company.

Date: June 28, 2007	By:	/s/ James H. Hirst
James H. Hirst
Chief Executive Officer, President, Director and Principal Accounting Officer